July 23, 1997

Mr. Charles G. Schuyler
President
Drew Shoe Corporation
252 Quarry Road
P.O. Box 300
Lancaster, Ohio   43130

Dear Chuck:

         Attached is a check for $25,000 representing our agreement to extend the deadline for the closing of the Drew Shoe Acquisition as outlined in the Purchase Agreement dated March 20, 1997 from March 28, 1997 to September 15, 1997.

         It is understood that this payment will be applied towards the purchase price, should the acquisition be completed by September 15, 1997. However, if the acquisition is not completed within this period, the amount of $25,000 will be nonrefundable.

         Please sign below and return an original signed copy to my attention.

                                    Sincerely,


                                                     \s\ Michael Strauss


\s\ Charles G. Schuyler
-----------------------
Concur:  Charles G. Schuyler
         Drew Shoe Corporation

MS/kjt

                                    July 23, 1997

Mr. Frank Shyjka
Executive Vice President
Drew Shoe Corporation
252 Quarry Road
P.O. Box 300
Lancaster, Ohio   43130

Dear Frank:

         Attached is a check for $25,000 representing our agreement to extend the deadline for the closing of the Drew Shoe Acquisition as outlined in the Purchase Agreement dated March 20, 1997 from March 28, 1997 to September 15, 1997.

         It is understood that this payment will be applied towards the purchase price, should the acquisition be completed by September 15, 1997. However, if the acquisition is not completed within this period, the amount of $25,000 will be nonrefundable.

         Please sign below and return an original signed copy to my attention.

                                    Sincerely,


                                              \s\ Michael Strauss


\s\ Frank Shyjka
---------------------
Concur:  Frank Shyjka
         Drew Shoe Corporation

MS/kjt